CERTIFICATION
EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002
(subsections (a) and

(b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, Greg Thompson, President, Chief Executive
Officer and Principal Financial Officer of Monza Ventures,
Inc., a Nevada corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

(1) the Company's Annual Report on Form 10-K/A-2 for the year ended November 30, 2010, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13( a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.





Date:  November 10, 2011 By:   /s/ Greg Thompson
                                   Greg Thompson
                               President, Chief Executive Officer
                               and Principal Financial Officer